UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant X Filed by a Party other than the Registrant Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12


                                 ROLLTECH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

5)       Total fee paid:


         -----------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:


                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:


                  --------------------------------------------------------------

         3)       Filing Party:


                  --------------------------------------------------------------

         4)       Date Filed:


                  --------------------------------------------------------------

                                 ROLLTECH, INC.
                           938 Howe Street, Suite 811
                            Vancouver, B.C., V6Z 1N9
                     Tel. (604) 681-3071 Fax: (604) 681-4233


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting of the shareholders of Rolltech, Inc. (OTC-BB: "RLTE") (the "Company") will be held at Suite 811, 938 Howe Street, Vancouver, British Columbia on Tuesday, May 30, 2001 at 10:00 a.m. At the meeting, the shareholders will receive the financial statements for the year ended December 31, 2000 together with the auditors' report on those statements and consider resolutions to:

1.       Elect directors for the ensuing year;

2. Appoint Moore Stephens Ellis Foster, Chartered Accountants, as auditors of the Company for the ensuing year.

3.       Transact such other business as may properly be put before the meeting.

All registered shareholders are entitled to attend and vote at the meeting in person or by proxy. Only shareholders of record at the close of business on March 31, 2001 will be entitled to vote at the meeting.

Dated at Vancouver, British Columbia the 23rd day of April 2001.

ON BEHALF OF THE BOARD

/s/Taly Keren
-----------------------------------------------------
Taly Keren, President and Chief Executive Officer

                                 PROXY STATEMENT

                                 ROLLTECH, INC.
               938 Howe Street, Suite 811 Vancouver, B.C. V6Z 1N9

             Annual meeting of shareholders to be held May 30, 2001

This proxy statement is provided in connection with the solicitation of proxies by the management of Rolltech, Inc. (the "Company"). The form of proxy which accompanies this proxy statement (the "Proxy") is for use at the annual general meeting of the shareholders of the Company to be held on May 30, 2001 (the "Meeting"), at the time and place set out in the accompanying notice of meeting. The Company will bear the cost of this solicitation. The solicitation will be made by mail, but may also be made by telephone.

VOTING AND REVOCATION OF PROXY

The persons named in the Proxy are directors and officers of the Company. A shareholder who wishes to appoint some other person to serve as their representative at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided. The completed Proxy should be delivered to the Company by not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof.

A proxy may be revoked by:

(a) signing a proxy with a later date and delivering it at the time and place noted above;
(b) signing and dating a written notice of revocation and delivering it at the time and place noted above; or
(c) attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

PROVISIONS RELATING TO VOTING OF PROXIES

The shares represented by proxy in the enclosed form will be voted by the designated holder in accordance with the direction of the shareholder appointing him. If there is no direction by the shareholder, those shares will be voted FOR all proposals set out in the Proxy and for the election of directors and the appointment of the auditors as set out in this Circular. The Proxy gives the person named in it the discretion to vote as they see fit on any amendments or variations to matters identified in the notice of meeting, or any other matters which may properly come before the Meeting. At the time of printing of this circular, the management of the Company knows of no other matters which may come before the Meeting other than those referred to in the notice of meeting.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended December 31, 2000 (the "Financial Statements"), together with the auditor's report thereon will be presented to the shareholders at the Meeting. The Financial Statements, together with the auditor's report thereon, including the Company's most recent Annual Report on Form 10-K and Quarterly

Report on Form 10-Q or can be obtained by the shareholders from the SEC website (www.sec.gov).

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at the date of the accompanying notice of meeting, the Company's authorized capital consists of 75,000,000 common shares of which 5,668,500 shares are issued and outstanding. The common shares in the capital of the Company carry the right to one vote.

Shareholders registered as at Friday, March 31, 2001 are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their proxies at the place and within the time set forth in the notes to the Proxy.

To the knowledge of the directors and senior officers of the Company, as of the date of this circular, the following persons beneficially own, directly or indirectly, or exercise control or direction over, more than 10% of the issued and outstanding common shares of the Company:

Dr. Michael Scheglov      Director/VP                2,220,000          39.17%
Taly Keren                Director/President         2,220,000          39.17%

The beneficial owners of shares held by depositories are not known to the directors or officers of the Company.

Shareholders of record as of the close of business on March 31, 2001 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall be no less than one director or that number otherwise required by law and be determined by the Board of Directors. The Board of Directors has set the number of directors at two, and there are currently three members on the Board of Directors.

Also the Company's Bylaws provide that minimum two independent directors shall be maintained by the Company as long as the Corporation remains a public corporation.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mr. Taly Keren and Dr. Michael Scheglov were recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Mr. Keren and Dr. Scheglov are currently members of the Board of Directors.

Two independent directors are to be appointed and elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mr. Grigoriy Goldenshteyn and Dr. Alexander Karapetian were recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Mr. Goldenshteyn and Dr. Karapetian are currently independent directors of the Company.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

NOMENEES FOR ELECTION TO BOARD OF DIRECTORS

Background of Officers and Directors

All of the officers and directors of the Company have started and operated their own businesses, or been involved in the start-up and operation of new businesses. Mr. Keren brings more than 20 years of international management, investment and marketing experience. He was instrumental in the founding of several public companies. His business experience also includes the management positions he held in several private and public companies. Dr. Scheglov has successfully combined his marketing, professional and business expertise in the establishment and ongoing management of an immediate care medical facility. In addition, he also founded a chain of dental clinics in Washington State.

Taly Keren. Taly Keren presently serves as the President of Rolltech. Mr. Keren brings more than 20 years of international management, investment, sales and marketing experience. His management experience includes positions in private and public companies. From 1997 to 1998 he served as a Director/President of Venroth Corporation, a private company primarily focused on the acquisition of information technology companies. From 1996 to 1998, he served as President and Director of Odessa Petroleum Corporation, an international oil exploration company. Since 1988 to the present, Mr. Keren invests in startups companies and real estate. In 1978, he founded Anchor Security Systems Ltd., which he successfully managed for 10 years. As founder and President of Anchor, Mr. Keren personally looked after the marketing and sales of the Company's security products. From 1986 to 1991, Mr. Keren held board positions with Vikon International Inc. and Ossa Resources Ltd.

Dr. Michael A. Scheglov, DMD. Dr. Michael A. Scheglov, DMD has over 20 years experience in business management, operations and marketing. From 1986 to the present, Dr. Scheglov was the Founder, President and CEO of Mountlake Medical Immediate Care Clinics in Washington State, he successfully combined his marketing, professional and business interests in the establishment of a medical facility with 12 Doctors and Medical Professionals. From 1996 to 1998, Dr. Scheglov has served as director of the Odessa Petroleum Corporation. In 1981, Dr. Scheglov founded DentaShield(R), which grew to include three dental care facilities in Washington and Oregon states. As a seasoned investor and a prudent businessman, Dr. Scheglov brings a critical eye for details, innovations and a commitment to quality.

Independent Directors
---------------------

In compliance with the requirements of the Securities Administrator of Washington State, related to NASAA Statement of Policy Regarding Loans and Other Material Affiliated Transactions, the Company has appointed two independent directors with good credentials to its Board of Directors.

Grigoriy M. Goldenshteyn. Mr. Goldenshteyn assumed the position of Independent Director of the Company on April 17, 2000. Mr. Goldenshteyn is a professional architectural and structural engineer with twenty years of experience in structural and architectural drafting and design of industrial, residential, and commercial facilities. From 1996 to the present, Mr. Goldenshteyn held the position of Designer and CAD Operator at Lee Architectural Group, Inc., in which he participates in the preparation of the designs and drawings for public facilities, as well as commercial and residential projects. From 1994 to 1996, Mr. Goldenshteyn was employed by International Housing, a division of Habitech, Ltd.), as the CAD Operator, with the responsibilities of preparing structural, architectural and modulation drawings for various commercial and residential projects in South East Asia. From 1982 to 1992 Mr. Goldenshteyn was a design engineer for a government-consulting firm, during which he designed steel, wood and concrete structures. He supervised and coordinated the constructions of industrial and residential building projects at the State Construction Company in Kolomiya, Ukraine, from 1979 to 1982. Mr. Goldenshteyn received an Engineering Drafting and Design Certification from Lake Washington Technical College in Kirkland, Washington, which he attended from 1993 to 1994. In 1979, he received a Civil and Industrial Building Design Diploma from Rovno State University in Rovno, Ukaine, which he attended from 1974 to 1979.

Dr. Alexander I. Karapetian. Dr. Karapetian joined the Board of Director on April 17, 2000 as an Independent Director. Dr. Karapetian is an entrepreneur with medical and dental professional background. From 1994 to the present, Dr. Karapetian is the president and founder of the Garden of Health Medical-Dental Clinics, a chain of dental clinics, located in New York and Connecticut, of which he was responsible for the organization and the development of the business since inception, as well as the management of ten dentists and seventeen dental assistants along with eleven back office business administrators. From 1986 to 1994, Dr. Karapetian held the position of Director at the International Trading Company in Moscow Russia, during which he developed, coordinated and supported global industry networks of banking, trading, and consulting professionals through direct communication with international partners of the firm. He was the founder and the president of a dental clinic in Moscow, Russia, from 1983 to 1986, in which he managed twelve dentists and twenty dental assistants. From 1980 to 1983, Dr. Karapetian held the position of Chairman of the Department of Dentistry in the Clinic of National Union, a central refresher school of dentistry in Moscow, Russia, during which he managed twenty three dentists, taught molar and periodontal surgery courses, and developed new technologies in Molar Endo and Periodontal Dentistry. He received a DDS Degree from New York University in 1992 and a DDS Degree from Moscow Medical School in 1972.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of March 31, 2001. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

Dr. Michael Scheglov        Director/VP               2,220,000         39.17%
Taly Keren                  Director/President        2,220,000         39.17%

EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS

Compensation received by officers, directors, and management personnel will be determined from time to time by our Board of Directors. Officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

There are two agreements between the Company and officers of the Company. Under these agreements, Mr. Taly Keren, as the president and CEO of the Company will manage the daily affairs of the Company. As consideration for his services, Mr. Keren will receive a salary of $2,000 per month, commencing upon the completion date of the Offering. Mr. Keren has agreed to receive this monthly salary in the form of $1,000 in cash and $1,000 in restricted shares of the Company's Common Stock, at an issue price of $.10 (ten cents) per share, until the completion of equity financing in the future.

Dr. Michael Scheglov, as the Vice President and Director of the Company will manage Sales and Marketing affairs of the Company. As consideration for his services, Dr. Scheglov will receive a salary of $2,000 per month, commencing upon the completion date of the Offering. Dr. Scheglov has agreed to receive the monthly salary in the form of $1,000 in cash and $1,000 in restricted shares of the Company's Common Stock, at an issue price of $.10 (ten cents) per share, until the completion of a equity financing in the future.

All shares to be issued in place of cash salary will be converted from cash to shares at the rate of $.10 (ten cents) per share.

These shares are restricted securities which cannot be sold for 12 months from the date of issue, all pursuant to Rule 144.

PROPOSAL NUMBER 2
APPOINTMENT OF AUDITORS

The management of the Company intends to nominate Moore Stephens Ellis Foster Inc., CPA, for appointment as auditor of the Company. Forms of proxy given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed and, if there is no direction, "FOR" the appointment of Moore Stephens Ellis Foster Inc., CPA, as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at a remuneration to be fixed by the directors. Moore Stephens Ellis Foster Inc., CPA, were first appointed as auditors of the Company on February 21, 2001.

On February 21, 2001, the Company appointed Moore Stephens Ellis Foster Inc., Chartered Accountants to replace Michael Bonner, P.C. as our principal accountants. The Board of Directors approved the change in accountants.

The report of Michael Bonner, P.C. on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has had no disagreements with its former principal accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope.

The Board of Directors recommends a vote "FOR" approval of Moore Stephens Ellis Foster Inc. as the Company's independent auditors for the fiscal year ending December 30, 2001.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

The 2001 Annual Meeting of Shareholders has been scheduled to take place on May 30, 2001. Shareholder proposals for presentation at that meeting must be received by the Company by no later than May 15, 2001.

OTHER MATTERS TO BE ACTED UPON

It is not known whether any other matters will come before the Meeting other than those set forth above and in the notice of meeting, but if any other matters do arise, the persons named in the Proxy intend to vote on any poll, in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations of matters ratified in the notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the directors of the Company.

DATED at Vancouver, British Columbia the 23rd day of April, 2001.

ON BEHALF OF THE BOARD

/s/Taly Keren
--------------------------------------------
Taly Keren, President and C.E.O.

                             THIS IS YOUR PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Taly Keren and Dr. Michael Scheglov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all the shares of common stock of Rolltech, Inc. held by the undersigned at the Annual General Meeting of Stockholders to be held on May 30, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 3.

(1)      To vote for Approval of all nominees proposed as directors:

1.       Taly Keren                ________FOR      ________ WITHHOLD AUTHORITY
2.       Dr. Michael Scheglov      ________FOR      ________ WITHHOLD AUTHORITY
3.                                 ________FOR      ________ WITHHOLD AUTHORITY

To vote for Approval of independent directors:

1.       Grigory M. Goldenshteyn   ________FOR      ________ WITHHOLD AUTHORITY
2.       Alexander I. Karapetian   ________FOR      ________ WITHHOLD AUTHORITY

(2) To Appoint Moore Stephens Ellis Foster Inc., CPA, as the corporation's independent auditors to hold office until the close of the next annual general meeting.

                                   ________FOR      ________ WITHHOLD AUTHORITY

(3) To transact such other business as may properly come before the Annual General Meeting of Stockholders of Rolltech, Inc., or any adjournment thereof.

                                   ________FOR      ________ WITHHOLD AUTHORITY

Dated:
         ------------------            -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Print Name(s)

                                       -----------------------------------------
                                       Signature is held jointly

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO THE COMPANY AT:

Rolltech, Inc.
Suite 811
938 Howe Street
Vancouver, B.C.
V6Z 1N9
Canada

AS SOON AS POSSIBLE, THANK YOU